UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2018
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PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
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Ohio	1-13006	31-1179518
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
50 North Third Street, P.O. Box 3500, Newark, Ohio, 43058-3500
(Address of Principal Executive Offices) (Zip Code)
(740) 349-8451
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On January 22, 2018, Park National Corporation, an Ohio corporation (the “Company” or “Park”), The Park National Bank, a national banking association and a wholly owned subsidiary of the Company (“Park National Bank”), and NewDominion Bank, a North Carolina state-chartered bank (“NewDominion”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which NewDominion will merge with and into Park National Bank (the “Merger”). Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), NewDominion shareholders will have the right to receive for each share of NewDominion’s voting and non-voting common stock, par value $0.25 per share, at their election, either (i) $1.08 in cash or (ii) 0.01023 shares of the Company’s common shares, without par value (“Company Common Stock”) (the “Merger Consideration”), subject to required proration in the event cash or stock is oversubscribed as provided in the Merger Agreement.
At the Effective Time, NewDominion stock options with an exercise price of less than $1.08 will be canceled and converted into the right to receive the Merger Consideration with the same election right as NewDominion shareholders, subject to proration. NewDominion stock options with an exercise price of $1.08 or more will be assumed and converted into an option to purchase Company Common Stock, on the same terms and conditions as were applicable under such NewDominion stock option. At the Effective Time, NewDominion restricted stock awards will fully vest (with any performance-based vesting condition deemed satisfied) and shall be canceled and converted automatically into the right to receive Merger Consideration, with the same election right as New Dominion stockholders, subject to proration.
The Merger Agreement contains customary representations, warranties, and covenants of each party. Subject to certain terms and conditions, the Merger Agreement provides that the board of directors of NewDominion will recommend the approval and adoption of the Merger Agreement by the shareholders of NewDominion. NewDominion has also agreed not to solicit acquisition proposals relating to alternative business combination transactions. In addition, NewDominion has agreed not to participate in discussions or negotiations or provide information in connection with any acquisition proposals for alternative business combination transactions unless certain conditions are satisfied.
Closing of the Merger is subject to customary conditions, including, among others, approval of the Merger Agreement by NewDominion’s shareholders, receipt of required regulatory approvals, effectiveness of the registration statement to be filed by the Company, and approval for listing on NYSE American with respect to the Company Common Stock to be issued in the Merger.
The Merger Agreement provides certain termination rights for each party and further provides that, in the event the Merger Agreement is terminated under certain circumstances in connection with a competing acquisition transaction, NewDominion will be required to pay the Company a termination fee equal to $4,170,000.
In connection with the Merger Agreement, the Company and Park National Bank entered into voting and support agreements with the directors and executive officers of NewDominion, in their capacities as shareholders, and with certain substantial shareholders of NewDominion. Pursuant to the terms of the voting and support agreements, each director, executive officer and those certain substantial shareholders of NewDominion have agreed to vote the shares of NewDominion common stock they own in favor of the Merger Agreement, subject to the exceptions set forth in the voting agreements.
The foregoing summary of the Merger Agreement in this Item 1.01 is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the parties thereto, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, the representations and warranties in the Merger Agreement will not survive consummation of the Merger, unless otherwise specified therein, and were made only as of the date of the Merger Agreement or such other date as specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties thereto, their respective affiliates or their respective businesses.
Important Information About the Merger
In connection with the proposed merger, Park will file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that will include a Proxy Statement of NewDominion and a Prospectus of Park, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS OF NEWDOMINION ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARK, PARK NATIONAL BANK, NEWDOMINION AND THE PROPOSED TRANSACTION.
A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Park and NewDominion, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Park at the “Investor Information” section of Park's web site at www.parknationalcorp.com or from NewDominion at the “Investor Relations” section of NewDominion’s website at www.newdominionbank.com. Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Park National Corporation, 50 North Third Street, P.O. Box 3500, Newark, OH 43058-3500, Attention: Investor Relations, Telephone: (740) 322-6844 or to NewDominion Bank, PO Box 37389, Charlotte, NC 28237, Attention: Investor Relations, Telephone: (704) 943-5725.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The communication is not a substitute for the Registration Statement that will be filed with the SEC or the Proxy Statement/Prospectus that will be sent to NewDominion shareholders.

Forward-Looking Statement
Certain statements contained in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions.
These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger (the “Merger”) between Park, The Park National Bank and NewDominion, including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of Park’s goals, intentions and expectations; statements regarding the Park’s business plan and growth strategies; statements regarding the asset quality of Park’s loan and investment portfolios; and estimates of Park’s risks and future costs and benefits, whether with respect to the Merger or otherwise. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of Park and NewDominion will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger; the ability to obtain required governmental and shareholder approvals, and the ability to complete the Merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of Park to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like Park’s affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; and changes in market, economic, operational, liquidity, credit and interest rate risks associated with the Park’s business. Please refer to Park’s Annual Report on Form 10-K for the year ended December 31, 2016, as well as its other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.
All forward-looking statements included in this communication are made as of the date hereof and are based on information available as of the date hereof. Except as required by law, none of Park, Park National Bank or NewDominion assumes any obligation to update any forward-looking statement.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits
2.1Agreement and Plan of Merger and Reorganization among Park National Corporation, The Park National Bank and NewDominion Bank, dated as of January 22, 2018.*

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedules will be furnished supplementally to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 26, 2018	PARK NATIONAL CORPORATION
	By	/s/ Brady T. Burt
Brady T. Burt Chief Financial Officer, Secretary and Treasurer